UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2020

ARVANA, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-30695 (Commission File Number)	87-0618509 (IRS Employer Identification No.)

299 South Main Street, 13th Floor, Salt Lake City, Utah 84105

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (801) 232-7395

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial account standards provided pursuant to Section 13(a) of the Exchange Act. □

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Item 3.02	Unregistered Sales of Equity Securities

On March 4, 2020, effective December 31, 2019, Arvana Inc. (“Company”) entered into certain debt settlement agreements to extinguish debt in the aggregate amount of $97,104, pursuant to which it is bound to issue to certain creditors an aggregate amount of 971,040 shares of common stock at $0.10 a share, pursuant to the exemptions from registration provided by Section 4(a)(2), and Regulation S of the Securities Act of 1933, as amended (“Securities Act”) to the following individuals:

Name	Loan Amounts (US$)	Accrued Interest (6%)	Debt (US$)	Exemptions	Common Stock ($0.10)
Olga Volger	10,000	4,883	14,883	Reg D/4(a)(2)	148,830
Raymond Wicki	25,000	17,629	42,629	Reg S/4(a)(2)	426,290
Conrad Swanson	25,000	14,592	39,592	Reg S/4(a)(2)	395,920
TOTAL					971,040

The Company complied with the exemption requirements of Section 4(a)(2) of the Securities Act based on the following factors: (1) the issuances will be isolated private transactions that do not involve a public offering; (2) there are three offerees with whom the Company entered into separate debt settlement agreements; (3) the offerees represented an intention not to resell the stock; and (4) there are no subsequent or contemporaneous public offerings of the stock at the date of this disclosure filing; (5) the stock will not be broken down into smaller denominations on issuance.

Regulation S of the Securities Act provides generally that any offer or sale that occurs outside of the United States is exempt from the registration , as long as certain conditions are met. Regulation S has two safe harbors. One safe harbor applies to offers and sales by issuers, securities professionals involved in the distribution process pursuant to contract, their respective affiliates, and persons acting on behalf of any of the foregoing (“issuer safe harbor”), and the other applies to resales by persons other than the issuer, securities professionals involved in the distribution process pursuant to contract, their respective affiliates (except certain officers and directors), and persons acting on behalf of any of the foregoing (“resale safe harbor”). An offer, sale or resale of securities that satisfies all conditions of the applicable safe harbor is deemed to be outside the United States as required by Regulation S.

The Company complied with the exemption requirements of Regulation S by having directed no offering efforts in the United States, by offering common shares only to offerees who were outside the United States at the time of the offering, and ensuring that the persons to whom the common shares were issued and authorized were non-U.S. persons with addresses in foreign countries.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date	Arvana, Inc.

March 9, 2020	By: /s/ Ruairidh Campbell
Name: Ruairidh Campbell
Title: Chief Executive Officer

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